Exhibit 10.3

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of October 24, 2017, by and between THE ENTITIES LISTED ON SCHEDULE 1 ATTACHED HERETO, each a Delaware limited liability company, with an address c/o Hamilton Point Investments LLC, 2 Huntley Road, Old Lyme, Connecticut 06371 (individually and collectively as the context may require, “Property Seller”), HPI REAL ESTATE OPPORTUNITY FUND III, LLC, a Delaware limited liability company, with an address c/o Hamilton Point Investments LLC, 2 Huntley Road, Old Lyme, Connecticut 06371 (“Entity Seller” and collectively with the Property Seller as the context may require, “Seller”) and INDEPENDENCE REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership, with an address c/o Independence Realty Trust, Two Liberty Place, 50 S. 16th Street, Suite 3575, Philadelphia, Pennsylvania 19102 (“Buyer”).

RECITALS:

A.Seller and Buyer have entered that certain Purchase and Sale Agreement dated as of September 3, 2017, as amended by a certain First Amendment to Purchase and Sale Agreement dated as of September 25, 2017 (collectively, the “Purchase Agreement”).

B.Seller and Buyer desire to amend the Purchase Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1.	Defined Terms.Capitalized terms contained but not defined in this Amendment shall have the meaning ascribed to such terms in the Purchase Agreement.

2.	Purchase Price. The following subsection (v) is hereby added to Section 1.3(c) of the Purchase Agreement:

“(v)Notwithstanding any provision to the contrary herein, Buyer shall be entitled to a credit against the Purchase Price on account of rental income equal to One Hundred Fifty Thousand Dollars ($150,000.00) at the Live Oak Closing.”

3.	Closing Date. Section 2.2(d) is hereby deleted and replaced with the following:

“(d) Notwithstanding subsection (a) above, the “Live Oak Closing Date” shall be October 26, 2017 or such earlier date as may be mutually agreed upon between the parties.  The term “Live Oak Close of Escrow” and “Live Oak Closing” shall mean the date by which each of the parties is required to deliver to Escrow Holder all of the documents and funds required by this Agreement with respect to the Live Oak Property, and to notify the Escrow Holder that all conditions precedent to the release of such documents and funds from Escrow for delivery to the persons entitled thereto have occurred.”

4.  Live Oak Termination Waiver.  Section 5.1(b) is hereby deleted.

5.   Live Oak Repairs.  Section 5.1(c) is hereby deleted. Buyer confirms that it has inspected the Live Oak Property and determined that the Live Oak Repairs have been completed in a good and workmanlike manner for purposes of the Agreement.

6. Miscellaneous.This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which will constitute one and the same Amendment and may be delivered by facsimile or PDF via electronic mail in a legally binding manner.

7. No Further Modification. In the event of any inconsistency between the Agreement and this Amendment, the terms of this Amendment shall control.  Except as otherwise modified herein, all terms and conditions in the Agreement shall remain in full force and effect.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, Buyer and Seller have executed this Amendment as of the date first above written.

PROPERTY SELLER:

HPI LIVE OAK TRACE LLC, a Delaware limited liability company

By: /s/Matt Sharp

Name: Matt Sharp

Title:   Authorized Signatory

HPI TIDES LLC, a Delaware limited liability company

By: /s/Matt Sharp

Name: Matt Sharp

Title:   Authorized Signatory

HPI TIDES LAND LLC, a Delaware limited liability company

By: /s/Matt Sharp

Name: Matt Sharp

Title:   Authorized Signatory

HPI HUNTERSTONE LLC, a Delaware limited liability company

By: /s/Matt Sharp

Name: Matt Sharp

Title:   Authorized Signatory

HPI CHERRY GROVE LLC, a Delaware limited liability company

By: /s/Matt Sharp

Name: Matt Sharp

Title:   Authorized Signatory

HPI CREEKSIDE LLC, a Delaware limited liability company

By: /s/Matt Sharp

Name: Matt Sharp

Title:   Authorized Signatory

ENTITY SELLER:

HPI REAL ESTATE OPPORTUNITY FUND III, LLC, a Delaware limited liability company

By: /s/Matt Sharp

Name: Matt Sharp

Title:  Authorized Signatory

BUYER:

INDEPENDENCE REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	Independence Realty Trust, Inc., its general partner

By:       /s/ Farrell Ender

Name:  Farrell Ender

Title:    President

SCHEDULE 1

Property Owner	Property Name	Address
HPI Live Oak Trace LLC (the “Live Oak Seller”)	Live Oak Trace (the “Live Oak Property”)	7615 Magnolia Beach Rd., Denham Springs, LA 70726
HPI Tides LLC (the “Tides Seller”)	Tides At Calabash (the “Tides Property”)	7112 Town Center Rd., Sunset, NC 26468
HPI Tides Land LLC (the “Tides Vacant Land Seller”)	Tides Vacant Land	N/A
HPI Cherry Grove LLC (the “Cherry Grove Seller”)	Cherry Grove Commons (the “Cherry Grove Property”)	1100 David Street, North Myrtle Beach, SC 29582
HPI Hunterstone LLC (the “Brunswick Point Seller”)	Brunswick Point (the “Brunswick Point Property”)	1001 Hunterstone Dr., Leland, NC 28451
HPI Creekside LLC (the “Creekside Seller”)	Creekside Corners Apartments (the “Creekside Property”)	5301 West Fairington Pkwy., Lithonia, GA 30038
HPI Schirm Farms LLC (the “Schirm Farms Property Owner”)	Schirm Farms (the “Schirm Farms Property”)	5340 Saddler Way, Canal Winchester, OH 43110
HPI Hartshire LLC (the “Hartshire Property Owner”)	Hartshire Lakes (the “Hartshire Property”)	3170 Hartshire South Dr., Bargersville, IN 46106
HPI Kensington Commons LLC (the “Kensington Property Owner”)	Kensington Commons Residences (the “Kensington Property”)	6300 Refugee Rd., Canal Winchester, OH 43110
HPI Riverchase LLC (the “Riverchase Property Owner”)	Riverchase Apartments (the “Riverchase Property”)	2730 Riverchase Dr., Indianapolis, IN 46214